UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05291

College and University Facility Loan Trust One

(Exact name of registrant as specified in charter)

c/o U.S. Bank One Federal Street Boston, MA 02110

(Address of principal executive offices) (Zip code)

Laura S Cawley

U.S. Bank Corporate Trust Services

One Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 603-6452

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – November 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS

College and University Facility Loan
Trust One

Financial Statements
As of and for the Year Ended
November 30, 2013

College and University Facility Loan Trust One

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To U.S. Bank National Association, Owner Trustee, The Bank of New York Mellon Trust Company, N.A., Bond Trustee, and the Certificateholders of College and University Facility Loan Trust One:

We have audited the accompanying statement of assets and liabilities of College and University Facility Loan Trust One (the “Trust”), including the schedule of investments as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Trust accounts for its investments under the amortized cost method of accounting, net of any allowance for loan losses. Accounting principles generally accepted in the United States of America require investments be accounted for under the fair value method of accounting and that the financial statements include the disclosures required under Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures. Accounting for the investments under the fair value method of accounting, based on management’s estimate of fair value as described in Note 8, would result in an increase of approximately $1,572,000 in the amount reported for investments as of November 30, 2013 in the statement of assets and liabilities, and would result in a decrease in the reported net assets resulting from operations of approximately $(1,809,000) and $(1,063,000) for the years ended November 30, 2013 and November 30, 2012, respectively, and would also impact the financial highlights presented.

In our opinion, except for the effect on the 2013 and 2012 financial statements and financial highlights of accounting for investments under the amortized cost method of accounting, as discussed in the preceding paragraph, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of College and University Facility Loan Trust One as of November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 27, 2014

College and University Facility Loan Trust One

Statement of Assets and Liabilities

November 30,	2013
Assets:
Investments, at amortized cost, net of allowance for loan losses of $38,000 (Notes 2, 6, 7 and 8)	$11,818,149
Cash	50,000
Interest Receivable	237,689
Deferred Bond Issuance Costs (Note 2)	3,619

Total Assets	12,109,457

Liabilities:
Bonds Payable (Notes 3 and 8)	2,547,848
Bond Interest Payable (Note 3)	134,399
Accrued Expenses and Other Liabilities	208,731
Distributions Payable to Class B Certificateholders (Note 5)	2,717,845

Total Liabilities	5,608,823

Net Assets:
Class B Certificates, par value $1; authorized, issued and outstanding – 1,001,643 certificates	1,001,643
Additional Paid-In Capital	5,536,991
Distributions In Excess of Net Investment Income	(38,000)

Net Assets	$6,500,634

Net Asset Value per Class B Certificate (based on 1,001,643 certificates outstanding)	$6.49

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust One

Statement of Operations

Year ended November 30,	2013
Investment Income:
Interest income (Note 2)	$1,700,091

Expenses:
Interest expense (Note 3)	333,500
Professional fees	404,135
Trustee fees (Note 4)	42,653
Servicer fees (Note 4)	5,169
Other trust and bond administration expenses	10,015

Total Expenses	795,472

Net Investment Income	904,619
Decrease in Allowance for Loan Losses (Note 6)	200,000

Net Increase in Net Assets Resulting From Operations	$1,104,619

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust One

Statements of Changes in Net Assets

Year ended November 30,	2013	2012
Increase From Operations:
Net investment income	$904,619	$499,967
Decrease in allowance for loan losses	200,000	19,000

Net increase in net assets resulting from operations	1,104,619	518,967
Distributions to Class B Certificateholders From:
Tax return of capital (Note 2)	(3,121,325)	(1,422,438)

Net Decrease in Net Assets	(2,016,706)	(903,471)
Net Assets:
Beginning of year	8,517,340	9,420,811

End of year	$6,500,634	$8,517,340

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust One

Statement of Cash Flows

Year ended November 30,	2013
Cash Flows From Operating Activities:
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations	$1,104,619
Decrease in allowance for loan loss	(200,000)
Amortization of deferred bond issuance costs	8,848
Accretion of purchase discount on Loans	(1,079,328)
Receipts of payments on loan principal balance	4,027,478
Increase in investment agreements, net	(468,467)
Decrease in interest receivable	17,748
Decrease in bonds interest payable	(111,871)
Decrease in accrued expenses and other liabilities	(72,273)

Net cash provided by operating activities	3,226,754

Cash Flows From Financing Activities:
Principal payments on Bonds	(2,120,774)
Distribution payments to Class B certificateholders	(1,183,465)

Net cash used in financing activities	(3,304,239)

Net Decrease in Cash	(77,485)
Cash, beginning of year	127,485

Cash, end of year	$50,000

Supplemental Cash Flow Information:
Cash paid for interest on Bonds	$436,523

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust One

Financial Highlights

Per Certificate Operating Performance Information:

Years ended November 30,	2013		2012		2011		2010		2009
Net asset value, beginning of year	$8.50		$9.41		$10.05		$10.01		$10.34

Income from investment operations:
Net investment income	.90		.50		.81		.70		.70
(Increase) decrease in allowance for loan losses	.20		.01		.20		.13		(.12)

Net increase from operations	1.10		.51		1.01		.83		.58

Distributions to Class B certificateholders from tax return of capital	(3.11)		(1.42)		(1.65)		(.79)		(.91)

Net asset value, end of year(c)	$6.49		$8.50		$9.41		$10.05		$10.01

Total investment return(a)	N/A		N/A		N/A		N/A		N/A
Net assets applicable to Class B Certificates, End of year	$6,500,634		$8,517,340		$9,420,811		$10,063,642		$10,025,807

Ratios and Supplemental Data:
Ratio of operating expenses to average net assets applicable to Class B Certificates	10.59	%(b)	11.62	%(b)	12.36	%(b)	14.82	%(b)	17.35	%(b)
Ratio of net investment income to average net assets applicable to Class B Certificates	12.05%		5.57%		8.30%		6.98%		6.89%
Number of Class B Certificates outstanding, end of year	1,001,643		1,001,643		1,001,643		1,001,643		1,001,643

(a)	The Trust’s investments are recorded at amortized cost as discussed in Note 2. Accordingly, the financial statements do not reflect the fair value of such investments. For this reason, management believes that no meaningful information can be provided regarding “Total investment return” and has not included information under that heading. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any investments. As the Trust did not purchase or sell investments during the periods presented, “portfolio turnover” is 0% for all periods presented.
(b)	Excluding interest expense, the ratio of operating expenses to average net assets was 6.15%, 5.17%, 3.79%, 3.65% and 3.42% in 2013, 2012, 2011, 2010 and 2009, respectively.
(c)	The Trust is prohibited, by the terms of its Indenture, from issuing new, or redeeming existing, Certificates. As such, market value is not presented, as discussed in Note 2.

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust One

Notes to Financial Statements

1. Organization and Business

College and University Facility Loan Trust One (the Trust) was formed on September 17, 1987 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by Bank of Boston (the Owner Trustee), succeeded by State Street Bank and Trust Company, succeeded by U.S. Bank National Association (successor Owner Trustee), not in its individual capacity but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds). The Trust commenced operations on September 29, 1987 (the Closing Date) and issued Bonds in five tranches in the aggregate principal amount (at maturity) of $126,995,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of loans made to college and university facilities (the Loans) and certain other funds held under the Indenture (the Indenture) and the investment agreements. The Loans were originated by, or previously assigned to, the United States Department of Education under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to The Bank of New York Mellon Trust Company, National Association, as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.16% and a weighted average remaining term to maturity of approximately 19.4 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment agreements (see Note 2) as specified in the Indenture. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any Loans and investments.

All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense Fund, Reserve Fund and Liquidity Fund are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within and in accordance with the Indenture. In accordance with the Indenture, on each bond payment date, the amounts on deposit in the Revenue Fund are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement, to fund the Reserve Fund to the Maximum Reserve Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date are paid to the Class B certificateholders, as discussed in Note 5. See Note 8 for balances in the Revenue and Liquidity Funds.

Berkadia Commercial Mortgage LLC (“Servicer” or “Berkadia”) is the administrator for the Loan portfolio. Berkadia serves as the Master Servicer and Special Servicer under the Master Servicing and Special Service Agreements. Berkadia handles the custodial bank accounts and performs the Loan recordkeeping and monitoring.

College and University Facility Loan Trust One

Notes to Financial Statements

2. Summary of Significant Accounting Policies

(a) College and University Facility Loans

The Loans were purchased by the Trust at amounts below the par value of the Loans, i.e. “purchase discount”.

As a 1940 Act investment company, the Trust is required to report the investment portfolio of Loans at fair value under the Accounting Standard Codification (“ASC”) Topic 946, Financial Services—Investment Companies, (“ASC 946”). However, management believes that the amortized cost method of accounting, net of any allowance for loan losses, best serves the informational needs of the users of the Trust’s financial statements.

Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans were recorded at the discounted value (the amortized cost) and are being accounted for under the amortized cost method of accounting, net of any allowance for loan losses. Under the amortized cost method, the difference between the purchase discount and par value of each Loan is accreted to par value, assuming no prepayments of principal, and included in the Trust’s interest income by applying the Loan’s effective interest rate to the amortized cost of that Loan over the duration of the Loan. Upon a Loan prepayment, any remaining unamortized purchase discount is recognized as interest income. The remaining balance of the unamortized purchase discount on the Loans as of November 30, 2013 was approximately $1,263,000. For the year ended November 30, 2013, the Trust recognized approximately $1,079,000 of interest income from the accretion of purchase discount. As a result of prepayments of Loans during the year ended November 30, 2013, approximately $598,000 from the remaining unamortized purchase discount on such loans at the time of prepayment is included in the $1,079,000 of accretion for the year ended November 30, 2013.

The Trust records an allowance for loan losses based on the Trust’s evaluation of collectability of the Loans within the portfolio. The Loans are classified into three separate pools based on risk and collection performance. The pools are then assigned a reserve percentage based on risk and other factors and a reserve is systematically calculated for the pools:

(1)	General—Loans are performing on a timely basis and where there is no information that leads the Trust to reclassify to a different risk pool.

(2)	Substandard—Loans are generally classified into this category resulting from either historical collection issues or administrative issues with receiving collection that have been on-going. Loans in this pool are not considered uncollectible but due to collection issues, a higher reserve percentage is applied due to the risk profile of this pool.

(3)	Doubtful—A Loan is considered doubtful when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the Loan agreement. Loans in this category are generally assigned a 100% reserve unless facts and circumstances provide evidence that some level of collectability exists. At November 30, 2013, no Loans were deemed doubtful by the Trust.

As the credit quality for an individual Loan borrower changes, the Loan is evaluated for reclassification to a different risk pool as described above. Risk ratings to the existing pools may be adjusted based on qualitative factors including, among others, general economic and business

College and University Facility Loan Trust One

Notes to Financial Statements

conditions, credit quality trends, and specific industry conditions. Berkadia, as part of its loan portfolio administrative responsibilities, monitors credit quality primarily through two trigger points: receipt of financial information that upon review raises credit quality concerns and delinquent payments which then require investigation as to causes of the delinquency. Historically, write-offs have not been material.

There are inherent uncertainties with respect to the final outcome of Loans and as such, actual losses may differ from the amounts reflected in the financial statements and such differences could be material.

(b) Interest Income

The Trust accrues interest, including accretion of purchase discount, on the Loans as earned. The Loans generally require interest payments on a semiannual basis with rates of interest ranging from 3% to 3.63%. The Trust recognizes the accretion of Loan purchase discount as interest income on the effective interest method.

The Trust views all payment amounts over 30 days past due as delinquent. It is the Trust’s policy to generally discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans if management believes the collection of interest and principal is doubtful. Due to the nature of the Loan investments in the Trust, there are instances where payment of the Loans and related interest may not be received by the Trust due to documentation issues that require time for the Trust to resolve. In those circumstances, where the past due loan is greater than 180 days but the Trust has concluded it is not a credit issue, the Trust will continue to accrue interest or accrete purchase discount if the Trust believes interest and principal amounts to be collectible. When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, any interest income received from a Loan that is on nonaccrual status is recognized when received and such payments are generally applied to interest first, with the balance, if any, applied to principal. At November 30, 2013, no Loans have been placed on nonaccrual status. The Trust is currently accruing interest on all delinquent loans. At November 30, 2013, principal amounts past due are approximately $21,000 and of this amount approximately $2,000 is past due more than 90 days.

(c) Other Investments

Other investments, which are included in investments in the accompanying Statement of Assets and Liabilities, consist of two unsecured investment agreements issued by the Federal National Mortgage Association bearing fixed rates of interest of 5% and 8%. These investments are carried at cost, whereas they should be reported at fair value under ASC 946. However, management believes that the cost method of accounting best serves the informational needs of the users of the Trust’s financial statements because the Trust cannot sell or dispose of these investment agreements prior to the date they terminate, which is the earlier of December 1, 2014, or the date on which the Bonds are paid-in-full. See Note 8 for discussion of fair value measurement of these investments.

College and University Facility Loan Trust One

Notes to Financial Statements

(d) Deferred Bond Issuance Costs

Deferred bond issuance costs are amortized using the effective interest-rate method over the life of the Bonds, assuming that all mandatory semiannual payments will be made on the Bonds as discussed in Note 3, and are included as a component of interest expense.

(e) Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no provision for federal income, state income, or excise tax is necessary.

For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

As of November 30, 2013, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust is additionally not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months.

The Trust files a U.S. federal and Massachusetts state income tax return annually after its fiscal year-end, which is subject to full examination for a period of three years from the date of filing.

Capital distributions are presented and disclosed in accordance with ASC 946, which requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the Trust’s distributable earnings (components of net assets) on a basis that approximate the amounts that are available for future distributions on a tax basis. Distributions of $0.40 and $2.71 per certificate were declared on May 30, 2013 and November 27, 2013 and paid to certificateholders of record on June 3, 2013 and December 2, 2013, respectively. The distributions of $3,121,325 and $1,422,438 for the years ended November 30, 2013 and 2012, respectively, are returns of capital for tax purposes.

The Trust’s primary permanent differences between generally accepted accounting principles in the United States of America (“GAAP”) and tax basis are related to:

(a)	The accretion of the Loan purchase discounts under GAAP. For the years ended November 30, 2013 and 2012, the Trust recorded $1,079,328 and $790,689, respectively of interest income related to the accretion of purchase discounts. At November 30, 2013, the Trust had accumulated accretion of the purchase discounts of $113,266,765.

(b)	Net operating losses for tax purposes of $174,709 for the year ended November 30, 2013.

As required under ASC 946, the Trust reclassifies the accumulated value of the permanent differences discussed above from distributions in excess of net investment income to paid-in capital. The total reclassification increased additional paid-in capital and reduced distribution in excess of net investment income by $904,619 as of November 30, 2013. This reclassification has no impact on the net assets or net assets per certificate value of the Trust.

The reason for the book-to-tax temporary difference relates to allowance for loan losses.

College and University Facility Loan Trust One

Notes to Financial Statements

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

(g) Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash at the bank and does not include any short-term investments.

(h) Risk Factors

The Trust’s investments are subject to the following:

Credit Risk

The Trust is subject to credit risk from its counterparties to any of its investments if the counterparties fail to perform pursuant to the terms of their agreements with the Trust.

The Trust’s investment agreements are held in escrow by the Bond Trustee. The Bond Trustee has custody of the Trust’s investment agreements. The Trust is subject to counterparty risk to the extent that the Bond Trustee may be unable to fulfill its obligations to the Trust.

Loan payments made to the Trust are received and processed by the Servicer. The Trust is subject to counterparty risk to the extent that the borrowers and the Servicer may be unable to fulfill their obligations to the Trust.

Prepayment Risk

Most of the Loans held by the Trust allow for prepayment of principal without penalty. As such, the Trust is subject to prepayment risk, which could negatively impact future earnings.

(i) Indemnification

Under the Trust’s organizational documents, its Owner Trustee and Bond Trustee may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and certificateholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust may enter into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

College and University Facility Loan Trust One

Notes to Financial Statements

3. Bonds

The Bonds outstanding at November 30, 2013 consist of the following:

Type	Interest Rate	Stated Maturity	Principal Amount (000’s)
Term	10.55%	December 1, 2014	$2,548

The Bonds are being redeemed, in part, on a pro rata basis by application of mandatory semi-annual payments. The redemption price is equal to 100% of the principal amount to be redeemed plus interest accrued to the redemption date. Interest on the Bonds is payable semi-annually.

On December 3, 2013, the Trust made the mandatory redemption of approximately $914,521 on the Bonds. The average amount of bond principal outstanding for the year ended November 30, 2013 was approximately $3,077,270.

The aggregate scheduled maturities of the Bonds, including the scheduled mandatory redemptions at November 30, 2013, are as follows:

Fiscal Year	Amount (000’s)
2014	$1,767
2015	781

Total	$2,548

The Bonds are not subject to optional redemption by either the Trust or the bondholders.

In the event the Trust realizes negative cash flows, the Liquidity Fund and Reserve Fund were established and maintained such that, on or before such bond payment date, such funds may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust. See Note 8 for balances in these respective funds.

The cash flows for the December 1, 2013 bond payment date were sufficient to satisfy the Maximum Reserve Requirement of $1,313,487, as required by, and defined in, the Indenture.

4. Administrative Agreements

(a) Servicer

As compensation for the services provided under the servicing agreement, Berkadia receives a servicing fee. This fee is earned on each date of payment for each Loan and is equal to 0.055 of 1% of the outstanding principal balance of such Loan divided by the number of payments of principal and interest in a calendar year. For the year ended November 30, 2013, this fee totaled $4,496. Additionally, per the servicing agreement, the Servicer is reimbursed for certain expenditures incurred related to inspection of mortgaged property. For the year ended November 30, 2013, the Servicer was reimbursed $673. As of November 30, 2013, $1,312 in fees are due to the Servicer.

College and University Facility Loan Trust One

Notes to Financial Statements

(b) Trustees

As compensation for services provided, the Owner and Bond Trustees, are entitled under the Declaration of Trust and the Indenture to receive the following fees:

Under the Declaration of Trust agreement, the Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee earned fees of $18,047 and $22,082, respectively, for the year ended November 30, 2013. The Owner Trustee did not incur out-of-pocket expenses.

The Bond Trustee is entitled to an annual fee equal to 0.025 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses such as transaction costs. For the year ended November 30, 2013, total Bond Trustee fees and related expenses amounted to $2,524.

5. Certificates

The holders of the Class B certificates may receive semi-annual distributions declared in May and November of each year, calculated in accordance with the Indenture from amounts collected by the Trust, on a pro rata basis. While the Bonds remain outstanding, the distributions are paid on the second business day in each June and December and, after the Bonds are paid in full on the first business day of each month. The certificate holders of the Class B Certificates are entitled to one vote per certificate. At November 30, 2013, the distributions declared on November 27, 2013 of $2,717,845, which was paid on December 2, 2013, was recorded as distributions payable.

6. Allowance for Loan Losses

An analysis of the allowance for loan losses for the year ended November 30, 2013 is summarized as follows:

Balance, beginning of year	$238,000
Decrease in allowance for loan losses	(200,000)
Charge-offs	—
Recoveries	—

Balance, end of year	$38,000

College and University Facility Loan Trust One

Notes to Financial Statements

Loan classification by credit risk profile as of November 30, 2013 is as follows:

	Amortized Cost (000’s)	Reserve Amount (000’s)	Net (000’s)
General	$3,768	$(38)	$3,730
Substandard	—	—	—
Doubtful	—	—	—

Total	$3,768	$(38)	$3,730

7. Loans

Scheduled principal and interest payments on the Loans as of November 30, 2013 are as follows:

Fiscal Year	Principal Payments (000’s)	Interest Payments (000’s)	Total (000’s)
2014	$861	$146	$1,007
2015	771	119	890
2016	793	96	889
2017	705	72	777
2018	619	52	671
Thereafter	1,282	64	1,346

Total	$5,031	$549	$5,580

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest payments on the Loans may vary significantly from the scheduled payments. Principal prepayments made during the year ended November 30, 2013 totaled $2,577,973.

The ability of a borrower to meet future service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions which are obligations of a State, the financial condition of the relevant State or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and diversity of program offerings.

College and University Facility Loan Trust One

Notes to Financial Statements

The Trust’s aging of outstanding principal amounts as of November 30, 2013 is as follows (in thousands):

	Delinquent Loans
Current	30-59 Days Delinquent	60-89 Days Delinquent	Greater Than 90 Days Delinquent	Total Delinquent	Total
$5,010	$—	$19	$2	$21	$5,031

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the purpose, nature and location of such collateral.

8. Fair Value of Financial Instruments

ASC Topic 825, Financial Instruments, requires entities to disclose the estimated fair value of financial instruments, where they are accounted for on a basis other than fair value.

ASC Topic 820, Fair Value Measurement, establishes fair valuation principles and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in valuing the asset or liability based on market data obtained from sources independent of the Trust. Unobservable inputs are inputs that reflect the Trust’s assumptions about the factors market participants would use in valuing the asset or liability based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities.

Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its Loans and Bonds, using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the carrying amounts of these instruments for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans and Bonds, excluding any potential prepayments as it is not possible to estimate such prepayments.

College and University Facility Loan Trust One

Notes to Financial Statements

The fair values of the fixed-maturity investment agreements are determined by adding a market rate adjustment to the carrying value of the investments. This market rate adjustment is calculated using the net present value of the difference between future interest income to the Trust at the issue rate and the future interest income at the current market rate through the maturity of the investment. The current market rate is based upon Federal National Mortgage Association bond rates at November 30, 2013, with similar maturity dates to the investment agreements.

The following table summarizes the estimated fair value and carrying value of the Trust’s assets and liabilities that represent financial instruments, which all are deemed to be Level 2 fair value measurements, as of November 30, 2013:

	Carrying Value (000’s)		Fair Value (000’s)
Loans	$3,730	*	$5,035
Investment Agreements:
Revenue Fund	5,488		5,551
Liquidity Fund	2,600		2,804

Total Investment Agreements	8,088		8,355

Total Investments	$11,818		$13,390

Bonds Payable	$2,548		$2,804

*	Net of allowance for loan losses of $38,000.

There were no transfers between levels during the year ended November 30. 2013. The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the year.

9. Subsequent Events

The Trust has evaluated the need for disclosures and/or adjustments to the financial statements resulting from subsequent events through the date of issuance of these financial statements. Except for the subsequent distributions disclosed in Notes 3 and 5, the evaluation did not identify any subsequent events that necessitated disclosures and/or adjustments to these financial statements.

College and University Facility Loan Trust One

Schedule of Investments

November 30, 2013

(Dollar amounts in thousands)

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

SCHEDULE OF INVESTMENTS

November 30, 2013

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date		Effective Yield to Maturity % (A) (Unaudited)		Amortized Cost (Notes 1 and 2)
	COLLEGE AND UNIVERSITY LOANS (58%)
	— ALABAMA (10%) —
$776	University of Alabama	3.00%	05/01/2021		12.27%		$565
126	University of Montevallo	3.00	05/01/2023		12.30		85

							650
	— CALIFORNIA (9%) —
213	Azusa Pacific University	3.00	04/01/2017		12.96		176
95	Monterey Peninsula College	3.00	10/01/2018		11.95		74
170	San Diego State University	3.00	11/01/2021		11.93		119
355	San Francisco State University	3.00	11/01/2021		11.93		249

							618
	— MASSACHUSETTS (6%) —
107	Atlantic Union College	3.00	11/01/2023		12.68		71
429	Boston University	3.00	12/31/2022		11.87		290

							361
	— NEW HAMPSHIRE (5%) —
19	New England College	3.625	10/01/2013		12.37		19
360	New England College	3.00	04/01/2019		12.96		274

							293
	— NEW JERSEY (1%) —
45	Fairleigh Dickinson University	3.00	11/01/2020		12.09		33

							33
	— NEW YORK (7%) —
130	Long Island University	3.00	06/01/2016		12.34		108
471	Sarah Lawrence College	3.00	11/01/2021		12.64		335

							443
	— NORTH CAROLINA (0%)* —
39	Montreat-Anderson College	3.00	12/01/2019		12.19		29

							29
	— PENNSYLVANIA (0%)* —
13	Temple University	3.375	11/01/2014		11.99		12

							12
	— RHODE ISLAND (1%) —
109	Community College of Rhode Island	3.00	04/01/2018		12.10		88

							88
	— SOUTH CAROLINA (4%) —
192	College of Charleston	3.00	07/01/2016		12.02		160
80	Morris College	3.00	11/01/2013		12.42		80

							240
	— VERMONT (15%) —
300	Middlebury College	3.00	04/01/2018		12.87		238
1,002	University of Vermont	3.00	10/01/2019		12.19		763

							1,001

	TOTAL COLLEGE & UNIVERSITY LOANS (58%)						3,768

	Allowance for Loan Losses (-1%)						(38)

	Loans, net of allowance for loan losses (57%)						3,730

	INVESTMENT AGREEMENTS (124%)
2,600	FNMA #787 Liquidity Fund	8.00	12/01/2014	(C)	8.00		2,600
5,488	FNMA #786 Revenue Fund	5.00	12/01/2014	(C)	5.00		5,488

	TOTAL INVESTMENT AGREEMENTS						8,088

	Total Investments (182%)					(B)	11,818

	OTHER ASSETS, LESS LIABILITIES (-82%)						(5,317)

	NET ASSETS (100.0%)						$6,501

(A)	Represents the rate of return earned by the Trust based on the purchase discount and the accretion to maturity as of the date of purchase.
(B)	The tax basis of all investments is approximately $13,119.
(C)	Terminates at the earlier of December 1, 2014 or the date on which the Bonds are paid-in-full (Note 2).
*	Rounds to less than 1%

ITEM 2. CODE OF ETHICS

Not applicable to the registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $154,850

Fiscal year ended 2012 - $159,000

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal	year ended 2013 - $0

Fiscal year ended 2012 - $0

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $0

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $60,175

-$43,575 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.8 of the Trust’s Indenture.

-$12,600 in connection with Accountants’ Report on Applying Agreed Upon Procedure relating to the Trust’s Servicing Agreement.

-$4,000 out of pocket expenses.

Fiscal year ended 2012 - $57,500

-$41,500 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.8 of the Trust’s Indenture.

-$12,000 in connection with Accountants’ Report on Applying Agreed Upon Procedure relating to the Trust’s Servicing Agreement.

-$4,000 out of pocket expenses.

(e)

(1) Audit Committee Policies regarding Pre-approval of Services.

Not applicable to the registrant.

(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Not applicable to the registrant.

(f) Not applicable to the registrant.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable to the registrant.

ITEM 11. CONTROLS AND PROCEDURES

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

ITEM 12. EXHIBITS

The following exhibits are attached to this Form N-CSR:

(a)

(1)	Code of ethics or amendments: not applicable to the registrant.

(2)	Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is attached.

(3)	Annual Compliance Statement of the Servicer, Berkadia Commercial Mortgage LLC, is attached.

(4)	Report on Compliance with minimum Master Servicing Standards is attached.

(5)	Berkadia Commercial Mortgage LLC reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the Servicer Agreement.

(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	College and University Facility Loan Trust One

By (Signature and Title)	/s/ Laura S Cawley, Vice President

Date January 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Bryan Calder, Executive Vice President

Date January 27, 2014